UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08966

Legg Mason Growth Trust, Inc.

Name of Registrant:

100 Light Street, Baltimore, MD 21202
Address of Principal Executive Offices:

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 Stamford Place

Stamford, CT 06902

Name and address of agent for service:

Registrant’s telephone number, including area code:

Funds Investor Services at 1-800-822-5544

or

Institutional Shareholder Services at 1-888-425-6432.

Date of fiscal year-end: December 31

Date of reporting period: June 30, 2009

Item 1.	Report to Shareholders.

Legg Mason

Growth Trust, Inc.

Investment Commentary and Semi-Annual Report to Shareholders June 30, 2009

Contents

Fund name change

During the fourth quarter of 2009, it is expected that the Fund’s name will change to Legg Mason Capital Management Growth Trust, Inc. There will be no change in the Fund’s investment objective or investment policies as a result of the name change.

ii	Investment Commentary

Legg Mason Growth Trust, Inc.

Fund Performance

Total returns for the Fund for various periods ended June 30, 2009 are presented below, along with those of comparative indices:

		Average Annual Total Returns
	Six Months	One Year	Five Years	Ten Years	Since Inception
Without Sales Charges
Class A	N/A	N/A	N/A	N/A	+18.55%
Class C*	+12.61%	–44.77%	–11.35%	–4.23%	+3.90%
Class R	+12.87%	–44.49%	N/A	N/A	–23.49%
Financial Intermediary Class	+12.94%	–44.38%	–10.70%	N/A	–9.14%
Institutional Class	+13.12%	–44.22%	–10.43%	N/A	–9.25%
S&P 500 IndexA	+3.16%	–26.21%	–2.24%	–2.22%	+6.18%
Lipper Large-Cap Growth Funds Category AverageB	+10.90%	–27.04%	–2.17%	–3.12%	+4.67%
With Sales Charges
Class A	N/A	N/A	N/A	N/A	+11.70%
Class C*	+11.61%	–45.32%	–11.35%	–4.23%	+3.90%
Class R	+12.87%	–44.49%	N/A	N/A	–23.49%
Financial Intermediary Class	+12.94%	–44.38%	–10.70%	N/A	–9.14%
Institutional Class	+13.12%	–44.22%	–10.43%	N/A	–9.25%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Please note that Class A has been in existence for less than one year. Results for longer periods may differ, in some cases, substantially.

For performance data including the effects of sales charges, Class A shares reflect the deduction of a maximum initial sales charge of 5.75%, and Class C shares reflect the deduction of a contingent deferred sales charge of 1.00%, which applies if shares are redeemed within one year of purchase.

The inception dates of the A, C, R, Financial Intermediary and Institutional Classes are February 3, 2009, April 17, 1995, December 28, 2006, January 29, 2004 and March 4, 2004, respectively. The Index inception return is for the period beginning April 17, 1995. The Lipper inception return is for the period

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	iii

beginning April 30, 1995. All Index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The gross expense ratios for the A, C, R, Financial Intermediary and Institutional Classes were 1.09%, 1.84%, 1.70%, 1.12% and 0.79%, respectively, as indicated in the Fund’s most current prospectus dated May 1, 2009. These expenses include management fees, 12b-1 distribution and service fees and other expenses. As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.40% for Class R shares, 1.15% for Financial Intermediary Class shares and 0.90% for Institutional Class shares. These expense limitations may be reduced or terminated at any time.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

* Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1.00% for shares purchased by investors on and after that date and redeemed within one year of purchase.

For the six months ended June 30, 2009, Class C shares of Legg Mason Growth Trust, Inc., excluding sales charges, returned 12.61%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 3.16% for the same period. The Lipper Large-Cap Growth Funds Category Average returned 10.90% over the same time frame. A discussion of the factors that impacted performance during the first two quarters of the year is set forth below.

First Quarter 2009

During the first quarter, Financial companies State Street Corp., American Express Co. and NYSE Euronext detracted from performance. State Street shares fell 41% in January on concerns about its capital adequacy, after the company revealed that its investment portfolio and asset-backed commercial paper conduit saw significant markdowns in the fourth quarter of 2008, putting the company’s consolidated capital ratios at borderline levels. We decided to exit the position around the time that the company disclosed considerable deterioration in its portfolio. Credit-card system operator American Express was under pressure given fears of high unemployment and a concomitant worsening of credit for U.S. consumers. Rising monthly delinquencies, charge-offs and defaults among credit card customers weighed on the stock through most of the quarter. NYSE Euronext’s decline during the first quarter was driven by continued weakness in global equity markets, which led to intense price competition. Market weakness reduced trading volume and intensified price competition for the remaining activity.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

iv	Investment Commentary

Although the year began with a rally for managed care organizations (“MCOs”), the first quarter of 2009 ended up as one to forget when the stocks took a beating thanks to dashed hopes for industry-friendly reform from the Obama administration. Specifically, Aetna Inc. fell precipitously in February when the Centers for Medicaid and Medicare Studies (“CMS”) announced that its preliminary rate increase for Medicare in 2010 would be just 0.50%, far lower than the 4.24% increase last year. This was followed by the release of President Obama’s budget, which laid out plans to spend over $640 billion to reform the nation’s health care system and to provide a public health care insurance option to compete alongside the MCOs.

Consumer-driven stocks including Nokia Oyj (ADR) and International Game Technology also contributed to underperformance in the first quarter. Nokia’s shares were hit hard by global economic weakness and competitive headwinds. Toward the end of January, Nokia warned investors that the first quarter and coming year could be bleak as economic malaise weighs heavily on the wireless industry. International Game Technology was one of the biggest laggards in the first quarter, as continued pressure on the casinos weighed on the stock. The company cut its dividend 59% in order to preserve capital and be ready to make acquisitions and investments during this downturn.

Firms whose revenues are driven by infrastructure spending were hit hard during the first quarter, especially in February, as Caterpillar Inc. slid more than 20% in that month alone. Fears continued to build about the depth and duration of the current downturn. The slowing global economy has led to a delay in construction projects and capital spending until there is greater clarity. Global exposure had been a plus for Caterpillar, but in a synchronized worldwide slowdown, geographic diversification has not mitigated risk. We remain constructive on the infrastructure-driven names, including Caterpillar, as they are leveraged to the emergence of developing countries, a long-term trend we believe will resume as the global economy returns to firmer footing.

General Electric Co. lagged during the first quarter, as the company continued to face headwinds relating to its financial-services arm, GE Capital. After taking steps to reduce its balance sheet risk early in the year, the company continued to face ratings pressure from the major agencies. Management acknowledged the potential for a ratings cut in early February, which ultimately came in mid-March. The company also upheld its dividend in early February, but ultimately cut it in late February to conserve capital, after it injected $9.5 billion into its finance arm. Amid the growing chatter of nationalization at other large financial companies, GE shares extended their slide. We exited our GE position during the first quarter due to these political concerns, as well as issues with long-term capital allocation at the global conglomerate.

Despite posting better-than-expected earnings for the final quarter of 2008, exploration and production company Foster Wheeler AG fell more than 25% during the first quarter. Energy companies XTO Energy Inc. and Halliburton Co. also performed poorly in the quarter. Shares of Halliburton, the largest oil-service company

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	v

in the world, were weaker due to reduced spending on oil and natural gas exploration as energy prices flagged and the global economy slowed through the second half of 2008, reducing demand. Shares of XTO Energy were similarly pressured during the quarter as declining demand led to a glut of excess natural gas in the U.S. that caused a steep drop in natural gas prices.

On the positive side, the largest contributor to performance during the first quarter was Amazon.com Inc. The company shined by demonstrating that its competitive strength and positioning can withstand even the worst recession in decades. The company defied the broader retail trends with solid growth in sales and market share, in part because of its decision to focus on pricing and its strategic decision to turn shipping into a subscription service with its Amazon Prime offering. The shift toward Prime has situated the company similarly to Costco Wholesale Corp. and Wal-Mart, and has led to a growth in sales in the down environment. Energy and Infrastructure companies The Shaw Group Inc., Quanta Services Inc. and Transocean Ltd. were also positive contributors during the first quarter. Shaw Group gained after reporting a strong fourth quarter and saying that its expertise in environmental and transportation infrastructure projects makes it a good candidate for any stimulus spending coming from Washington. Fellow engineering and construction company Quanta Services benefited from a solid earnings beat in the fourth quarter that offset the impact of lower-than-expected guidance. The service provider to the power, gas, telecom and television industries saw growing demand in areas such as transmission infrastructure and renewable energy. Deepwater driller Transocean had been a punching bag for investors fleeing the tumble in oil prices. However, Transocean’s stock bounced sharply in March after crude rallied off its lows.

We stepped in to buy shares of agricultural firm The Mosaic Co. in December after the stock plummeted dramatically from its highs earlier in the year, as selling in nearly every company and sector became indiscriminate. Mosaic enjoyed a rebound in the ensuing months, bringing the stock more in line with fair value. In the meantime, we became more concerned about the price of potash, which could drop from elevated levels, having a large negative effect on the stock. While supply of the commodity is controlled by two main cartels, sharply lower demand for potash from the agriculture sector amid still high prices could very well lead one of them to relent and lower prices. As such, we exited Mosaic in February, concluding at that time that the risk-reward was more balanced than it was at the time of purchase.

Allergan Inc. was also a bright spot on the Fund’s performance during the first quarter, as the maker of Botox enjoyed a nice increase in its share price when rumors surfaced that it was the target of a potential takeover by GlaxoSmithKline.

Second Quarter 2009

Financial stocks American Express, Wells Fargo & Co., NYSE Euronext and Aflac Inc. were important contributors during the quarter. American Express rebounded

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

vi	Investment Commentary

and added nicely to the Fund’s performance in the second quarter as a result of a number of positive developments which highlighted its strong franchise and growth potential and underscored our investment case for the company. The stock had an early boost in the quarter after reporting that charge-off rates and delinquencies were lower than anticipated, suggesting that earnings could beat expectations. Shares enjoyed the largest one-day percentage gain in years toward the end of April when management then reported those first quarter earnings, resoundingly beating consensus estimates. The following month, news that American Express had passed the stress test and would not need additional capital helped drive the share price up yet again. In another recent validation of its strong balance sheet, the U.S. Department of the Treasury approved American Express’ repayment of Troubled Assets Relief Program (“TARP”) funds.

Wells Fargo was also a top contributor in the Fund this quarter as the bank continued to take advantage of government stimulus efforts for the housing market, a steep yield curveC and reduced competition to improve its long-term competitive positioning. Wells pre-announced better-than-expected results without any benefit from mark-to-market accounting. While the bank disagreed with the U.S. government’s assessment that it would require additional capital under a more-stressful economic environment, it did not dispute the government’s findings. Wells raised the amount required by the regulatory stress test within a day, even increasing the size of the offering due to investor interest. We believe the strong demand for the capital raise demonstrates investors’ high confidence in the company’s long-term prospects.

Exchange stocks also benefited from the strong quarter for Financials, with NYSE Euronext gaining handsomely after a better-than-expected quarterly earnings report, which was fueled by aggressive cost-cutting associated with its acquisition of the American Stock Exchange. NYSE Euronext also expanded its derivatives business introducing trading stock index contracts based on MSCI benchmarks and announcing that it had partnered with Depository Trust & Clearing Corporation (“DTC”) to create a fixed-income derivatives exchange joint venture. We believe that this will position NYSE Euronext to become a leader in derivatives clearing operations as Congress looks to expand the regulation of derivatives.

Insurer Aflac has performed well over the past quarter as mark-to-market losses in its investment portfolio, particularly related to hybrid securities, have been less than forecast. The company’s capital reserves remain strong and it continues to have access to the capital markets to raise funds to repay more expensive debt. There has also been trepidation that the financial regulatory reform proposed by the Obama administration could possibly include the creation of a national insurance regulatory authority. However, action on such a proposal is unlikely in the near term and we believe the states will fight to retain ultimate insurance regulatory control in the end. We see considerable upside to the stock from here as we expect the company will continue to surprise investors with lower-than-expected losses.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	vii

Information Technology (“IT”) names were also significant contributors to the Fund in the second quarter, with the Fund’s top performers in the sector — Apple Inc., Nokia, Yahoo! Inc. and Microsoft Corp. — showing gains that outpaced the solid advances for the broader IT group. We remain confident that IT stocks have room to run, and believe that the Fund’s IT holdings are among the best positioned names in the sector.

Apple has contributed nicely to the Fund since we initiated a position in early February. Fears about a slowdown in the company’s end markets, growing anxiety about iPhone competition and concerns over CEO Steve Jobs’ health all created an attractive entry point. Since the start of March, the stock has enjoyed solid gains, buoyed by strong first quarter results that showcased ongoing iPhone dominance and solid gross margin expansion. A cheaper version of Apple’s iPhone announced in May is expected to drive even greater sales for the device. We believe that Apple should continue to benefit from the platform characteristics its business has shown. As the company’s devices are increasingly connected via services like iTunes and AppStore, we believe there will be a broad halo effect across the entire Apple platform. Furthermore, we expect that the company’s margin story is underestimated by the Street. As iPhone increases as a percentage of overall business, its higher-than-average margins should support company-wide margin expansion.

Nokia’s stock enjoyed a nice bounce beginning in the first part of March. While the global recession has weighed heavily on the world’s largest maker of cell phones, we believe Nokia is poised to benefit from a recovery in the handset market given its broad reach and dominance in many regions. Signs that handset shipments may have bottomed in the first part of 2009 helped to support Nokia’s stock in the second quarter, while expected improvements in both the top and bottom line have eased investors’ fears. Nokia is aggressively taking out costs, and the benefits of the right-sizing should begin to flow through in the second half of 2009. We believe that the company’s brand and scale make for an attractive investment in the growing wireless industry, while Nokia’s dominance in emerging markets gives it strong exposure to the highest-growth areas. Furthermore, the company’s recent focus on software and services, and renewed focus on the U.S. market, present additional opportunities for growth.

Yahoo! shares continued their positive momentum into the second quarter as investors contemplated business improvements and the increased chances that the company might engage in a value-creating search deal with Microsoft. New CEO Carol Bartz continues to move the company in the right direction, which showed through in improved cost controls. In the meantime, talks about a search deal with Microsoft continue, though it appears that Bartz will not agree to a transaction with the software giant unless the financial terms are favorable for Yahoo!. We believe Yahoo! is still not getting credit for owning some of the most trafficked websites in the world. We are encouraged by the recent changes in the company’s top-level

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

viii	Investment Commentary

management, which we believe should help the company improve the monetization of its properties.

Microsoft was one of the Fund’s top performers during the second quarter, as the technology giant became a clear example of how beaten down quality can outperform after trading to multi-year valuation lows across a variety of metrics. The company continued its efforts to launch Windows 7, while also cutting costs. Additionally, expectations for a recovery in the personal computer industry helped to drive the stock nearly 60% higher between March and the end of June. The company’s $25 billion in cash, continued commitment to share repurchases, and 2.2% dividend yield demonstrates Microsoft’s commitment to creating shareholder value. While the stock has rebounded in recent months, it still trades not much higher than levels last seen in July 2002, despite the fact that the company’s earnings have tripled since then.

In the Energy sector, Transocean continued to perform well in the second quarter as the rise in crude oil prices gave investors confidence in the continued demand for Transocean’s deepwater drilling platforms. With the Organization of Petroleum Exporting Countries (“OPEC”) taking control of supply, the price outlook for oil in the intermediate term appears to be stabilizing. While this would certainly be a positive for Transocean, the company’s solid backlog provides another way to win, as projects booked at boom-time pricing should tide the company over, even in an extended low-price environment. Transocean’s backlog represents more than three years of revenues, giving the company a cushion should prices remain weak.

Following a weak first quarter, Halliburton performed solidly during the second quarter, helped by the improving environment for equities, the general upswing in oil prices, and the company’s quarterly earnings. Despite the good news, Halliburton may see a difficult operating environment for the next few quarters, as revenues and margins are likely to continue to be squeezed. But with oil services stocks historically bottoming several quarters before earnings do, investors were willing to look through to better times and bid up the stock accordingly. With a global presence, a broad product service portfolio that helps solve customers’ problems and reduce unproductive time, and hard assets that blur the lines between services and equipment, we continue to think that Halliburton will be a winner in this cycle.

The most significant detractor for the quarter was agricultural company Monsanto Co. The company’s performance hurt the Fund in the quarter as challenges with the company’s Roundup herbicide product forced a downward revision in late May. Stronger-than-expected competition for the product has eaten into profits and led to a revised forecast well below analysts’ estimates. Shares continued to be punished leading up to and following the release of fiscal third quarter results, even though Monsanto reported results ahead of its revised expectations. Investors seemed to overlook better-than-expected margins in the company’s seeds and traits businesses to instead focus on the announcement that by 2012 Roundup gross profit would likely decline to nearly

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	ix

half the level previously expected. Despite the rocky quarter, we continue to like the name, as growing populations and more grain-intensive diets in the developing world suggest much greater demand for robust crop yields in the future.

As always, we appreciate your continued support. If you have any questions, please do not hesitate to contact us.

Robert G. Hagstrom, CFA

July 22, 2009

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

x	Investment Commentary

Portfolio holdings and breakdowns are as of June 30, 2009 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Microsoft Corp. (5.7%), EMC Corp. (4.7%), Cisco Systems Inc. (4.5%), CVS Caremark Corp. (3.9%), QUALCOMM Inc. (3.8%), Yahoo! Inc. (3.7%), Allergan Inc. (3.5%), American Express Co. (3.4%), PepsiCo Inc. (3.4%) and Apple Inc. (3.3%). Please refer to pages 13 through 15 of the Fund’s semi-annual report to shareholders for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of June 30, 2009 were: Information Technology (34.2%), Industrials (12.5%), Health Care (11.3%), Financials (11.1%) and Consumer Staples (9.1%). The Fund’s portfolio composition is subject to change at any time.

Investment risks: Equity securities are subject to price fluctuation and possible loss of principal. The portfolio manager’s investment style may become out of favor and/or the portfolio manager’s selection process may prove incorrect; which may have a negative impact on the Fund’s performance. As a “non-diversified” fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund which may magnify the Fund’s losses from events affecting a particular issuer. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. Please see the Fund’s prospectus for more information on these and other risks.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Growth Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	xi

by the portfolio manager, Legg Mason Growth Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

Please note that an investor cannot invest directly in an index.

A	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

B

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Large-Cap Growth Funds Category Average is comprised of the Fund’s peer group of mutual funds.

C	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

N/A	— Not applicable

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

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Semi-Annual Report to Shareholders

Legg Mason

Growth Trust, Inc.

June 30, 2009

Semi-Annual Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Growth Trust’s semi-annual report for the six months ended June 30, 2009.

Total returns, excluding sales charges, for periods ended June 30, 2009 were:

	Total Returns
	Six Months	Twelve Months
Growth Trust:
Class C*	+12.61%	–44.77%
Class R	+12.87%	–44.49%
Financial Intermediary Class	+12.94%	–44.38%
Institutional Class	+13.12%	–44.22%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance of Class A shares is not shown because this share class commenced operations on February 3, 2009.

* Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1.00% for shares purchased by investors on and after that date and redeemed within one year of purchase.

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website,

2	Semi-Annual Report to Shareholders

www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

Many Class A and Class C shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

On behalf of the Board and the entire team at Legg Mason, we appreciate your support.

Sincerely,

Mark R. Fetting Chairman	David R. Odenath President

July 31, 2009

Semi-Annual Report to Shareholders	3

Expense Example (Unaudited)

Legg Mason Growth Trust, Inc.

As a shareholder of the Fund, you may incur two types of costs (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

For Class CA, Financial Intermediary Class, Institutional Class and Class R shares, the actual and hypothetical examples and the hypothetical example for Class A shares are based on an investment of $1,000 invested on January 1, 2009 and held through June 30, 2009. For Class A shares, the actual example is based on an investment of $1,000 invested on February 3, 2009 (commencement of operations) and held through June 30, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the following table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the following table provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on January 1, 2009 and held through June 30, 2009 for each class, even though Class A shares did not begin operations until February 3, 2009. The ending values assume dividends were reinvested at the time they were paid.

A	On February 1, 2009 Primary Class shares were renamed Class C shares.

4	Semi-Annual Report to Shareholders

Expense Example (Unaudited) — Continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore the second line for each class of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (See footnotes below)		Ending Account Value 6/30/09	Expenses Paid During the Period (See footnotes below)
Class A:
Actual	$1,000.00	A	$1,185.50	$4.84	B
Hypothetical (5% return before expenses)	1,000.00	C	1,019.34	5.51	D
Class CE:
Actual	$1,000.00	C	$1,126.10	$9.86	D
Hypothetical (5% return before expenses)	1,000.00	C	1,015.52	9.35	D
Class R:
Actual	$1,000.00	C	$1,128.70	$7.23	D
Hypothetical (5% return before expenses)	1,000.00	C	1,018.00	6.85	D
Financial Intermediary Class:
Actual	$1,000.00	C	$1,129.40	$5.91	D
Hypothetical (5% return before expenses)	1,000.00	C	1,019.24	5.61	D
Institutional Class:
Actual	$1,000.00	C	$1,131.20	$4.60	D
Hypothetical (5% return before expenses)	1,000.00	C	1,020.48	4.36	D

A	Beginning account value is as of February 3, 2009 (commencement of operations).

B

This calculation is based on expenses incurred from February 3, 2009 (commencement of operations) to June 30, 2009. the dollar amount shown as “Expenses paid” is equal to the annualized expense ratio of 1.10% for Class A shares, multiplied by the average values over the period, multiplied by the number of days in the fiscal period (147) and divided by 365.

C	Beginning account value is as of January 1, 2009.

D

These calculations are based on expenses incurred in the most recent fiscal half-year, unless otherwise noted. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.10%, 1.87%, 1.37%, 1.12% and 0.87% for Class A, Class C, Class R, Financial Intermediary Class and Institutional Class shares, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (181) and divided by 365.

E	On February 1, 2009 Primary Class shares were renamed Class C shares.

Semi-Annual Report to Shareholders	5

Performance Information

Fund Performance (Unaudited)

Average Annual Total ReturnsA
	Without Sales ChargesB
	Class A		Class CC		Class R		Financial Intermediary Class		Institutional Class
Six Months Ended 6/30/09	N/A		12.61	%D	12.87	%D	12.94	%D	13.12	%D
Twelve Months Ended 6/30/09	N/A		–44.77		–44.49		–44.38		–44.22
Five Years Ended 6/30/09	N/A		–11.35		N/A		–10.70		–10.43
Ten Years Ended 6/30/09	N/A		–4.23		N/A		N/A		N/A
Inception* through 6/30/09	18.55	%D	3.90		–23.49		–9.14		–9.25

	With Sales ChargesE
	Class A		Class CC		Class R		Financial Intermediary Class		Institutional Class
Six Months Ended 6/30/09	N/A		11.61	%D	12.87	%D	12.94	%D	13.12	%D
Twelve Months Ended 6/30/09	N/A		–45.32		–44.49		–44.38		–44.22
Five Years Ended 6/30/09	N/A		–11.35		N/A		–10.70		–10.43
Ten Years Ended 6/30/09	N/A		–4.23		N/A		N/A		N/A
Inception* through 6/30/09	11.70	%D	3.90		–23.49		–9.14		–9.25

Cumulative Total ReturnsA
Without Sales ChargesB
Class A (Inception date of 2/3/09 through 6/30/09)	18.55%
Class CC (6/30/99 through 6/30/09)	–35.07
Class R (Inception date of 12/28/06 through 6/30/09)	–48.86
Financial Intermediary Class (Inception date of 1/29/04 through 6/30/09)	–40.51
Institutional Class (Inception date of 3/04/04 through 6/30/09)	–40.34

A

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

B

Assumes the reinvestment of all distributions, including return of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. On February 1, 2009, Class C shares began to charge a CDSC for shares bought by investors on and after that date and redeemed within one year of purchase.

C	On February 1, 2009, Primary Class shares were renamed Class C shares.

D	Not annualized.

E

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for the A, C, R, Financial Intermediary and Institutional Classes are February 3, 2009, April 17, 1995, December 28, 2006, January 29, 2004 and March 4, 2004, respectively.

6	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Legg Mason Growth Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to those of the S&P 500 Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Class CA shares and an initial $1,000,000 investment in each of Class R shares, Financial Intermediary Class shares and Institutional Class shares, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market Index do not take into account any transaction costs associated with buying and selling portfolio securities in the Index or other administrative expenses. Due to the limited operating history of Class A, a performance graph is not presented.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the Index’s results assume reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

Semi-Annual Report to Shareholders	7

Growth of a $10,000 Investment — Class CA Shares

Hypothetical illustration of $10,000 invested in Class C shares on June 30, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through June 30, 2009. The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

8	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $1,000,000 Investment — Class R Shares

Hypothetical illustration of $1,000,000 invested in Class R shares on December 28, 2006 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through June 30, 2009. The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Semi-Annual Report to Shareholders	9

Growth of a $1,000,000 Investment — Financial Intermediary Class Shares

Hypothetical illustration of $1,000,000 invested in Financial Intermediary Class shares on January 29, 2004 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through June 30, 2009. The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $1,000,000 Investment — Institutional Class Shares

Hypothetical illustration of $1,000,000 invested in Institutional Class shares on March 4, 2004 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through June 30, 2009. The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Semi-Annual Report to Shareholders	11

Portfolio Composition (Unaudited) (as of June 30, 2009)B

(As a percentage of the portfolio)

Top 10 Holdings (Unaudited) (as of June 30, 2009)

Security	% of Net Assets
Microsoft Corp.	5.7%
EMC Corp.	4.7%
Cisco Systems Inc.	4.5%
CVS Caremark Corp.	3.9%
QUALCOMM Inc.	3.8%
Yahoo! Inc.	3.7%
Allergan Inc.	3.5%
American Express Co.	3.4%
PepsiCo Inc.	3.4%
Apple Inc.	3.3%

B	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

12	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Selected Portfolio PerformanceC

Strongest performers for the six months ended June 30, 2009D
1.	Amazon.com, Inc.	63.1%
2.	Transocean Ltd.	57.2%
3.	Google Inc. Class A	37.0%
4.	International Game Technology	35.1%
5.	The Shaw Group Inc.	33.9%
6.	American Express Company	29.0%
7.	Yahoo! Inc.	28.4%
8.	Qualcomm Inc.	27.3%
9.	EMC Corporation	25.1%
10.	Microsoft Corporation	23.9%

Weakest performers for the six months ended June 30, 2009D
1.	Caterpillar Inc.	–24.3%
2.	Aetna Inc.	–12.1%
3.	United Parcel Service, Inc.	–7.6%
4.	Nokia Oyj — Sponsored ADR	–3.9%
5.	The Boeing Company	1.6%
6.	Foster Wheeler AG	1.6%
7.	PepsiCo, Inc.	2.1%
8.	NYSE Euronext	2.3%
9.	NIKE, Inc.	2.6%
10.	Yum! Brands, Inc.	7.2%

Portfolio Changes

New positions established during the six months ended June 30, 2009	Positions completely sold during the six months ended June 30, 2009
Aflac, Inc.	eBay Inc.
Apple Inc.	Electronic Arts Inc.
Costco Wholesale Corp.	General Electric Company
Monsanto Co.	State Street Corporation
Paychex, Inc.	Texas Instruments Incorporated
Stryker Corp.	The Mosaic Company
Wells Fargo & Co.	Zimmer Holdings

C	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

D	Securities held for the entire six months ended June 30, 2009.

Semi-Annual Report to Shareholders	13

Portfolio of Investments

Legg Mason Growth Trust, Inc.

June 30, 2009 (Unaudited)

	Shares	Value

Common Stocks and Equity Interests† — 97.7%

Consumer Discretionary — 8.2%
Hotels, Restaurants and Leisure — 2.8%
International Game Technology	75,000	$1,192,500
Yum! Brands Inc.	250,000	8,335,000

		9,527,500

Internet and Catalog Retail — 3.2%
Amazon.com Inc.	130,000	10,875,800	A

Textiles, Apparel and Luxury Goods — 2.2%
NIKE Inc.	150,000	7,767,000

Consumer Staples — 9.1%
Beverages — 3.3%
PepsiCo Inc.	210,000	11,541,600

Food and Staples Retailing — 5.8%
Costco Wholesale Corp.	140,000	6,398,000
CVS Caremark Corp.	420,000	13,385,400

		19,783,400

Energy — 9.1%
Energy Equipment and Services — 6.3%
Halliburton Co.	510,000	10,557,000
Transocean Ltd.	150,000	11,143,500	A

		21,700,500

Oil, Gas and Consumable Fuels — 2.8%
XTO Energy Inc.	250,000	9,535,000

Financials — 11.1%
Commercial Banks — 2.8%
Wells Fargo & Co.	400,000	9,704,000

Consumer Finance — 3.4%
American Express Co.	500,000	11,620,000

14	Semi-Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Growth Trust, Inc. — Continued

	Shares	Value

Diversified Financial Services — 2.4%
NYSE Euronext	300,000	$8,175,000

Insurance — 2.5%
Aflac Inc.	275,000	8,549,750

Health Care — 11.3%
Health Care Equipment and Supplies — 4.9%
Medtronic Inc.	250,000	8,722,500
Stryker Corp.	200,000	7,948,000

		16,670,500

Health Care Providers and Services — 2.9%
Aetna Inc.	400,000	10,020,000

Pharmaceuticals — 3.5%
Allergan Inc.	250,000	11,895,000

Industrials — 12.5%
Aerospace and Defense — 2.5%
The Boeing Co.	200,000	8,500,000

Air Freight and Logistics — 2.7%
United Parcel Service Inc.	185,000	9,248,150

Construction and Engineering — 4.5%
Foster Wheeler AG	125,000	2,968,750	A
Quanta Services Inc.	400,000	9,252,000	A
The Shaw Group Inc.	125,000	3,426,250	A

		15,647,000

Machinery — 2.8%
Caterpillar Inc.	290,000	9,581,600

Information Technology — 34.2%
Communications Equipment — 11.7%
Cisco Systems Inc.	825,000	15,378,000	A
Nokia Oyj — ADR	780,000	11,372,400
QUALCOMM Inc.	290,000	13,108,000

		39,858,400

Semi-Annual Report to Shareholders	15

	Shares	Value

Computers and Peripherals — 8.0%
Apple Inc.	80,000	$11,394,400	A
EMC Corp.	1,225,000	16,047,500	A

		27,441,900

Internet Software and Services — 6.6%
Google Inc.	24,000	10,118,160	A
Yahoo! Inc.	800,000	12,528,000	A

		22,646,160

IT Services — 2.2%
Paychex Inc.	300,000	7,560,000

Software — 5.7%
Microsoft Corp.	825,000	19,610,250

Materials — 2.2%
Chemicals — 2.2%
Monsanto Co.	100,000	7,434,000

Total Common Stocks and Equity Interests (Cost — $322,118,561)		334,892,510
Total Investments — 97.7% (Cost — $322,118,561)B		334,892,510
Other Assets Less Liabilities — 2.3%		8,027,755

Net Assets — 100.0%		$342,920,265

†	Under Statement of Financial Accounting Standards No. 157, all securities are deemed Level 1. Please refer to Note 1 of the Notes to Financial Statements.

A	Non-income producing.

B

Aggregate cost for federal income tax purposes is substantially the same as book cost. At June 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$50,913,372
Gross unrealized depreciation	(38,139,423)

Net unrealized appreciation	$12,773,949

ADR — American Depository Receipt

See notes to financial statements.

16	Semi-Annual Report to Shareholders

Statement of Assets and Liabilities

Legg Mason Growth Trust, Inc.

June 30, 2009 (Unaudited)

Assets:
Investment securities at market value (Cost – $322,118,561)		$334,892,510
Cash		6,666,345
Receivable for securities sold		3,384,283
Receivable for fund shares sold		289,049
Dividends receivable		197,250
Other assets		933

Total assets		345,430,370
Liabilities:
Payable for fund shares repurchased	$1,680,185
Accrued management fee	210,913
Accrued distribution and service fees	185,820
Accrued expenses	433,187

Total liabilities		2,510,105

Net Assets		$342,920,265

Net assets consist of:
Accumulated paid-in-capital		$799,486,582
Undistributed net investment income		214,190
Accumulated net realized loss on investments		(469,554,456)
Unrealized appreciation of investments		12,773,949

Net Assets		$342,920,265

Net Asset Value Per Share:
Class A (and redemption price) (736,188 shares outstanding)		$14.51
Class CA,B (13,126,247 shares outstanding)		$14.47
Class R (and redemption price) (64,260 shares outstanding)		$15.00
Financial Intermediary Class (and redemption price) (7,020,122 shares outstanding)		$15.10
Institutional Class (and redemption price) (2,303,610 shares outstanding)		$15.35
Maximum Public offering price per share: Class A (based on a maximum initial sales charges of 5.75%)		$15.40

A	On February 1, 2009, Primary Class shares were renamed as Class C shares.

B	Redemption price per share is NAV of Class C shares reduced by 1.00% CDSC, if shares are redeemed within one year from purchase payment.

See notes to financial statements.

Semi-Annual Report to Shareholders	17

Statement of Operations

Legg Mason Growth Trust, Inc.

For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividends	$2,879,671
Interest	1,522
Less: Foreign taxes withheld	(68,302)

Total income		$2,812,891
Expenses:
Management fees	1,150,739
Distribution and service fees:
Class A1	9,884
Class C2	915,061
Class R	2,178
Financial Intermediary Class	126,209
Audit and legal fees	64,292
Registration fees	41,664
Directors’ fees and expenses	37,507
Custodian fees	26,339
Reports to shareholders:
Class AA	460
Class CB	97,189
Class R	381
Financial Intermediary Class	2,086
Institutional Class	180
Transfer agent and shareholder servicing expense:
Class AA	2,257
Class CB	46,215
Class R	1,417
Financial Intermediary Class	81,437
Institutional Class	15,676
Other expenses	15,573

	2,636,744
Less: Fees waived and/or expenses reimbursed	(158,378)

Net expenses		2,478,366

Net Investment Income		334,525
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on investments	(49,378,354)
Change in unrealized appreciation/(depreciation) of investments	86,116,996

Net Realized and Unrealized Gain on Investments		36,738,642
Change in Net Assets Resulting From Operations		$37,073,167

A	For the period February 3, 2009 (commencement of operations) to June 30, 2009.

B	On February 1, 2009, Primary Class shares were renamed as Class C shares.

See notes to financial statements.

18	Semi-Annual Report to Shareholders

Statement of Changes in Net Assets

Legg Mason Growth Trust, Inc.

	For the Six Months Ended June 30, 2009	For the Year Ended December 31, 2008
	(Unaudited)
Change in Net Assets:
Net investment income (loss)	$334,525	$(2,413,680)
Net realized loss	(49,378,354)	(392,203,655)
Change in unrealized appreciation/(depreciation)	86,116,996	(303,824,839)
Change in net assets resulting from operations	37,073,167	(698,442,174)
Change in net assets from fund share transactions:
Class AA	9,124,108	—
Class CB	(34,717,911)	(107,171,574)
Class R	(29,662)	1,615,956
Financial Intermediary Class	(12,225,460)	(50,710,839)
Institutional Class	(9,186,078)	(46,589,323)
Change in net assets	(9,961,836)	(901,297,954)
Net Assets:
Beginning of period	352,882,101	1,254,180,055
End of period	$342,920,265	$352,882,101
Undistributed net investment income and Accumulated net investment loss, respectively	$214,190	$(120,335)

A	For the period February 3, 2009 (commencement of operations) to June 30, 2009.

B	On February 1, 2009, Primary Class shares were renamed as Class C shares.

See notes to financial statements.

Semi-Annual Report to Shareholders	19

Financial Highlights

Legg Mason Growth Trust, Inc.

For a share of each class of capital stock outstanding:

Class A:

	Six Months Ended June 30, 2009A
	(Unaudited)
Net asset value, beginning of period	$12.24
Investment operations:
Net investment income	.04	B
Net realized and unrealized gain	2.23
Total from investment operations	2.27
Net asset value, end of period	$14.51
Total returnC	18.55%
Ratios to Average Net Assets:
Total expensesD	1.12	%E
Expenses net of waivers and/or expense reimbursements, if anyD	1.10	%E
Expenses net of all reductionsD	1.10	%E
Net investment income	.74	%E
Supplemental Data:
Portfolio turnover rate	23.1%
Net assets, end of period (in thousands)	$10,685

A	For the period February 3, 2009 (commencement of operations) to June 30, 2009.

B	Computed using average daily shares outstanding.

C

Performance figures, exclusive of sales charge, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

E	Annualized.

See notes to financial statements.

20	Semi-Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Growth Trust, Inc.— Continued

For a share of each class of capital stock outstanding:

Class CA:

	Six Months Ended June 30, 2009		Years Ended December 31,
			2008		2007		2006		2005	2004
	(Unaudited)
Net asset value, beginning of period	$12.85		$32.48		$30.78		$30.59		$30.15	$28.04
Investment operations:
Net investment loss	(.01	)B	(.16	)B	(.30	)B	(.25	)B	(.27)	(.32)
Net realized and unrealized gain/(loss)	1.63		(19.47)		4.59		.44		.97	2.43
Total from investment operations	1.62		(19.63)		4.29		.19		.70	2.11
Distributions from:
Net realized gain on investments	—		—		(2.59)		—		(.26)	—
Total distributions	—		—		(2.59)		—		(.26)	—
Net asset value, end of period	$14.47		$12.85		$32.48		$30.78		$30.59	$30.15
Total returnC	12.61%		(60.44)%		14.00%		.62%		2.33%	7.52%
Ratios to Average Net Assets:
Total expensesD	1.97	%E	1.84%		1.84%		1.86%		1.87%	1.87%
Expenses net of waivers and/or expense reimbursements, if anyD	1.87	%E	1.84%		1.84%		1.86%		1.87%	1.87%
Expenses net of all reductionsD	1.87	%E	1.84%		1.84%		1.86%		1.87%	1.87%
Net investment loss	(.16	)%E	(.67)%		(.90)%		(.87)%		(1.08)%	(1.18)%
Supplemental Data:
Portfolio turnover rate	23.1%		103.9%		62.1%		31.0%		19.7%	33.8%
Net assets, end of period (in thousands)	$189,881		$204,523		$685,972		$576,549		$458,567	$384,040

A	On February 1, 2009, Primary Class shares were renamed as Class C shares.

B	Computed using average daily shares outstanding.

C

Performance figures, exclusive of CDSC, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

E	Annualized.

See notes to financial statements.

Semi-Annual Report to Shareholders	21

For a share of each class of capital stock outstanding:

Class R:

	Six Months Ended June 30, 2009		Years Ended December 31,
			2008		2007		2006A
	(Unaudited)
Net asset value, beginning of period	$13.29		$33.43		$31.49		$31.62
Investment operations:
Net investment income/(loss)	.02	B	(.03	)B	(.15	)B	—	B,C
Net realized and unrealized gain/(loss)	1.69		(20.11)		4.68		(.13)
Total from investment operations	1.71		(20.14)		4.53		(.13)
Distributions from:
Net realized gain on investments	—		—		(2.59)		—
Total distributions	—		—		(2.59)		—
Net asset value, end of period	$15.00		$13.29		$33.43		$31.49
Total returnD	12.87%		(60.25)%		14.45%		(.41)%
Ratios to Average Net Assets:
Total expensesE	1.73	%F	1.70%		6.56%		1.28	%F
Expenses net of waivers and/or expense reimbursements, if anyE	1.37	%F	1.40%		1.40%		1.28	%F
Expenses net of all reductionsE	1.37	%F	1.40%		1.40%		1.28	%F
Net investment income (loss)	.34	%F	(.12)%		(.45)%		(1.14	)%F
Supplemental Data:
Portfolio turnover rate	23.1%		103.9%		62.1%		31.0%
Net assets, end of period (in thousands)	$964		$893		$512		$10
A	For the period December 28, 2006 (commencement of operations) to December 31, 2006.

B	Computed using average daily shares outstanding.

C	Amount less than $.01 per share.

D

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

F	Annualized.

See notes to financial statements.

22	Semi-Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Growth Trust, Inc. — Continued

For a share of each class of capital stock outstanding:

Financial Intermediary Class:

	Six Months Ended June 30, 2009		Years Ended December 31,
			2008		2007		2006		2005	2004A
	(Unaudited)
Net asset value, beginning of period	$13.37		$33.54		$31.48		$31.06		$30.38	$27.59
Investment operations:
Net investment income/(loss)	.04	B	.01	B	(.05	)B	(.04	)B	(.07)	(.01)
Net realized and unrealized gain/(loss)	1.69		(20.18)		4.70		.46		1.01	2.80
Total from investment operations	1.73		(20.17)		4.65		.42		.94	2.79
Distributions from:
Net realized gain on investments	—		—		(2.59)		—		(.26)	—
Total distributions	—		—		(2.59)		—		(.26)	—
Net asset value, end of period	$15.10		$13.37		$33.54		$31.48		$31.06	$30.38
Total returnC	12.94%		(60.14)%		14.84%		1.35%		3.10%	10.11%
Ratios to Average Net Assets:
Total expensesD	1.23	%E	1.12%		1.09%		1.13%		1.16%	1.11	%E
Expenses net of waivers and/or expense reimbursements, if anyD	1.12	%E	1.12%		1.09%		1.13%		1.15%	1.11	%E
Expenses net of all reductionsD	1.12	%E	1.12%		1.09%		1.13%		1.15%	1.11	%E
Net investment income (loss)	.60	%E	.05%		(.15)%		(.14)%		(.39)%	(.07	)%E
Supplemental Data:
Portfolio turnover rate	23.1%		103.9%		62.1%		31.0%		19.7%	33.8%
Net assets, end of period (in thousands)	$106,026		$106,362		$339,532		$240,778		$155,266	$9,599

A	For the period January 29, 2004 (commencement of operations) to December 31, 2004.

B	Computed using average daily shares outstanding.

C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

E	Annualized.

See notes to financial statements.

Semi-Annual Report to Shareholders	23

For a share of each class of capital stock outstanding:

Institutional Class:

	Six Months Ended June 30, 2009		Years Ended December 31,
			2008		2007		2006		2005	2004A
	(Unaudited)
Net asset value, beginning of period	$13.57		$33.94		$31.73		$31.20		$30.42	$27.94
Investment operations:
Net investment income	.06	B	.09	B	.06	B	.06	B	—	.02
Net realized and unrealized gain/(loss)	1.72		(20.46)		4.74		.47		1.04	2.46
Total from investment operations	1.78		(20.37)		4.80		.53		1.04	2.48
Distributions from:
Net realized gain on investments	—		—		(2.59)		—		(.26)	—
Total distributions	—		—		(2.59)		—		(.26)	—
Net asset value, end of period	$15.35		$13.57		$33.94		$31.73		$31.20	$30.42
Total returnC	13.12%		(60.02)%		15.20%		1.70%		3.42%	8.88%
Ratios to Average Net Assets:
Total expensesD	.90	%E	.79%		.77%		.80%		.83%	.82	%E
Expenses net of waivers and/or expense reimbursements, if anyD	.87	%E	.79%		.77%		.80%		.83%	.82	%E
Expenses net of all reductionsD	.87	%E	.79%		.77%		.80%		.83%	.82	%E
Net investment income (loss)	.83	%E	.36%		.17%		.19%		(.02)%	.42	%E
Supplemental Data:
Portfolio turnover rate	23.1%		103.9%		62.1%		31.0%		19.7%	33.8%
Net assets, end of period (in thousands)	$35,364		$41,104		$228,164		$183,007		$117,343	$34,964

A	For the period March 4, 2004 (commencement of operations) to December 31, 2004.

B	Computed using average daily shares outstanding.

C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

E	Annualized.

See notes to financial statements.

24	Semi-Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Growth Trust, Inc.

(Unaudited)

1.  Organization and Significant Accounting Policies:

Legg Mason Growth Trust, Inc. (“Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, non-diversified investment company.

The Fund offers five classes of shares: Class A, Class C (formerly known as Primary Class), Class R, Financial Intermediary Class, and Institutional Class. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Class A, Class C, Class R and Financial Intermediary Class shares and transfer agent and shareholder servicing expenses, which are determined separately for each Class. Class A shares commenced on February 3, 2009. On February 1, 2009, the Primary class was renamed Class C.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through August 24, 2009, the issuance date of the financial statements.

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Directors. The Fund has adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for reporting methods of measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically

Semi-Annual Report to Shareholders	25

traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American depository receipts (ADRs). Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The inputs or methodologies used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks and/or Equity Interests†	$334,892,510	—	—	$334,892,510

†	See Portfolio of Investments for additional detailed categorizations.

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the six months ended June 30, 2009, security transactions (excluding short-term investments) were as follows:

Purchases	Proceeds From Sales
$75,249,748	$126,635,935

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales

26	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Growth Trust, Inc. — Continued

of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian, acting on the Fund’s behalf, or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market daily in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Commission Recapture

The Fund has entered into a directed brokerage agreement with State Street Bank & Trust Company, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included in the realized gain/(loss) on investment transactions. During the six months ended June 30, 2009, Fund did not receive any commission rebates.

Redemption In-Kind

The Fund under certain conditions may redeem its shares in-kind by distributing portfolio securities rather than making cash payment. Gains and losses realized on redemption in-kind transactions are not recognized for tax purposes, and are

Semi-Annual Report to Shareholders	27

reclassified from undistributed realized gain (loss) to paid in-capital. During the six months ended June 30, 2009, there were no redemption in-kind transactions.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with GAAP. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Foreign Taxes

The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income.

Market Price Risk

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.  Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to

28	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Growth Trust, Inc. — Continued

regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Capital Loss Carryforward

As of December 31, 2008, the Fund had a net capital loss carryforward of approximately $293,785,850, all of which expires in 2016. These amounts will be available to offset any future taxable capital gains.

3.  Transactions With Affiliates:

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to its agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund’s average daily net assets.

The following chart summarizes the management fees for the Fund:

Management Fee	Net Asset Breakpoint
0.70%	up to $1 billion
0.68%	between $1 billion and $2 billion
0.65%	between $2 billion and $5 billion
0.62%	between $5 billion and $10 billion
0.59%	in excess of $10 billion

Semi-Annual Report to Shareholders	29

Legg Mason Fund Adviser, Inc. (“LMFA”) serves as administrator to the Fund under an administrative services agreement with LMCM. For LMFA’s services to the Fund, LMCM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at a rate of 0.05% of the average daily net assets of the Fund.

The Board has approved the substitution of Legg Mason Partners Funds Advisor, LLC (“LMPFA”) for LMFA. Effective upon the substitution, LMPFA will assume the rights and responsibilities of LMFA under its administrative services agreement as described in the Fund’s prospectus. This substitution is expected to occur in the third quarter of 2009.

Legg Mason Investor Services, LLC (“LMIS”), serves as distributor of the Fund. LMIS receives from the Fund’s Class A, Class C, Class R and Financial Intermediary Class an annual distribution fee and an annual service fee, computed daily and payable monthly as follows:

	Distribution Fee	Service Fee
Class A	—	0.25%
Class C1	0.75%	0.25%
Class R*	0.25%	0.25%
Financial Intermediary Class*	—	0.25%

[1]	On February 1, 2009, Primary Class shares were renamed as Class C shares.

*	The Rule 12b-1 plans for Class R and the Financial Intermediary Class of the Fund provide for payments of distribution and service fees to LMIS at an annual rate of up to 0.75% and 0.40% of each class’s average daily net assets, respectively, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors of the Fund has currently approved payments under the plans of 0.50% and 0.25% of the average daily net assets of Class R and Financial Intermediary Class, respectively.

There is a maximum initial sales charge of 5.75% for Class A shares. On February 1, 2009, Class C shares began to charge a contingent deferred sales charge (“CDSC”) of 1.00% for shares bought by investors on or after that date, which applies if shares are redeemed within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies to certain redemptions made within 12 months following purchases of $1,000,000 or more without an initial sales charge.

During the six months ended June 30, 2009, LMIS and its affiliates did not receive sales charges on sales of Class A shares. In addition, for the six months ended June 30, 2009, CDSCs paid to LMIS and its affiliates were approximately $1,800 on Class C shares.

LMCM currently intends to voluntarily waive fees and/or reimburse expenses on any day to the extent the Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed, on that day, the annual rates of average daily net assets specified below. The Fund’s agreement with LMCM provides that certain expense reimbursements be made to the Fund. For the six months ended June 30, 2009,

30	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Growth Trust, Inc. — Continued

LMCM waived and/or reimbursed the Fund $158,378 for these expenses. These voluntary waivers may be terminated at any time.

LMCM is permitted to recapture amounts voluntarily waived and/or reimbursed by LMCM to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary expense limitations specified below. In no case will LMCM recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the voluntary expense limitations.

The following chart summarizes the expense limitations for the Fund:

Class	Expense Limitation
Class A	1.15%
Class C1	1.90%
Class R	1.40%
Financial Intermediary	1.15%
Institutional	0.90%

[1]	On February 1, 2009, Primary Class shares were renamed as Class C shares.

LMCM, LMFA, LMPFA and LMIS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

Under a Deferred Compensation Plan (“Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

4.  Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2009, the Fund did not invest in any derivative instruments.

5.  Line of Credit:

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the six months ended June 30, 2009.

Semi-Annual Report to Shareholders	31

6.  Fund Share Transactions:

At June 30, 2009, there were 100,000,000 shares authorized at $0.001 par value for each of the Class A, Class C, Financial Intermediary Class and Institutional Class and 500,000,000 shares authorized at $.001 par value for Class R shares of the Fund. Share transactions were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
Class A1
Shares sold	853,752	$10,559,790	—	—
Shares repurchased	(117,564)	(1,435,682)	—	—

Net Increase	736,188	$9,124,108	—	—

Class C2
Shares sold	580,309	$7,398,482	4,587,677	$115,988,474
Shares repurchased	(3,364,500)	(42,116,393)	(9,798,413)	(223,160,048)

Net Decrease	(2,784,191)	$(34,717,911)	(5,210,736)	$(107,171,574)

Class R
Shares sold	4,455	$60,221	78,947	$2,261,261
Shares repurchased	(7,391)	(89,883)	(27,055)	(645,305)

Net Increase (Decrease)	(2,936)	$(29,662)	51,892	$1,615,956

Financial Intermediary Class
Shares sold	682,631	$9,304,213	2,019,478	$50,104,302
Shares repurchased	(1,616,899)	(21,529,673)	(4,187,791)	(100,815,141)

Net Decrease	(934,268)	$(12,225,460)	(2,168,313)	$(50,710,839)

Institutional Class
Shares sold	226,908	$3,098,654	2,318,441	$67,070,116
Shares repurchased	(951,267)	(12,284,732)	(6,012,372)	(113,659,439)

Net Decrease	(724,359)	$(9,186,078)	(3,693,931)	$(46,589,323)

[1]	For the period February 3, 2009 (commencement of operations) to June 30, 2009.

[2]	On February 1, 2009, Primary Class shares were renamed as Class C shares.

7.  Subsequent Event:

At the May 2009 meeting, the Board approved a recommendation from LMFA to change, the fiscal year-end for the Fund from December 31st to October 31st. This change will result in a “stub period” annual report being produced for the ten-month period ending October 31, 2009.

Notes

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

Mark R. Fetting, Chairman

David R. Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

R. Jay Gerken, Vice President

Kaprel Ozsolak, Chief Financial Officer and Treasurer

Robert I. Frenkel, Secretary and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Transfer and Shareholder Servicing Agent

Boston Financial Data Services Inc.

Quincy, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds

American Leading Companies Trust

Batterymarch U.S. Small Capitalization

Equity Portfolio

Classic Valuation Fund

Growth Trust

Special Investment Trust

U.S. Small-Capitalization Value Trust

Value Trust

Specialty Fund

Opportunity Trust

Global Funds

Emerging Markets Trust

International Equity Trust

Tax-Free Bond Fund

Maryland Tax-Free Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top- notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds For A and C Class Shareholders P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmason.com/individualinvestors	Legg Mason Funds For R, FI and I Class Shareholders P.O. Box 55214 Boston, MA 02205-8504 888-425-6432 www.leggmason.com/individualinvestors

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. Subsidiary

LMF-222/S     (8/09) SR09-897

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report that the Registrant’s disclosure controls and procedures are effective, and that the disclosure controls and procedures are reasonably designed to ensure that (1) the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and (2) that information required to be disclosed is properly communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate, to allow timely decisions regarding the required disclosures.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Not applicable for semiannual reports.

(a)	(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer are attached.

(a)	(3)	Not applicable.

(b)		Separate certifications for the Registrant’s principal executive officer and principal financial officer are attached.

The certifications provided pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Growth Trust, Inc.

/s/ David R. Odenath
David R. Odenath
President, Legg Mason Growth Trust, Inc.
Date: September 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ David R. Odenath
David R. Odenath
President, Legg Mason Growth Trust, Inc.
Date: September 2, 2009

/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer and Treasurer Legg Mason Growth Trust, Inc.
Date: September 2, 2009